                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 8, 1999



                            CYPRESS BIOSCIENCE, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



     0-12943                                             22-2389839
(Commission File No.)                         (IRS Employer Identification No.)



                        4350 EXECUTIVE DRIVE, SUITE 325
                          SAN DIEGO, CALIFORNIA 92121
             (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (619) 452-2323



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Item 5.  Other Events.
         ------------

PARTNERSHIP WITH FRESENIUS AG

     On March 8, 1999, Cypress Bioscience, Inc. (the "Company") announced that it signed a definitive agreement covering its partnership with Fresenius AG of Bad Homburg, Germany and its United States subsidiary, Fresenius Hemotechnology Inc. of Concord, California.

     The partnership, which is contingent upon certain closing conditions, provides Fresenius with an exclusive license to distribute the Prosorba(R) column, in the United States, Europe and Latin America and, subject to certain conditions, Japan and certain other countries and calls for joint efforts by the Company and Fresenius AG to commercialize the Prosorba column and provides Fresenius with a two-year option to purchase the leasehold title and all related assets to the Company's manufacturing facility in Redmond, Washington.
Financial terms include an upfront equity investment by Fresenius, license payments of up to $54 million based upon sales, and a line of credit extended to the Company to support the product launch and manufacturing scale-up. The Company hereby incorporates by reference the contents of the new release announcing its partnership with Fresenius AG.

PROSORBA COLUMN APPROVED BY FDA FOR USE IN RHEUMATOID ARTHRITIS

     On March 16, 1999, the Company announced that the U.S. Food and Drug Administration (the "FDA") has approved the Prosorba column for the use in the treatment of moderate to severe rheumatoid arthritis. The Company hereby incorporates by reference the contents of the news release announcing FDA approval.

WARRANT REDEMPTION

     On March 17, 1999, the Company announced that it had called for redemption approximately 2.7 million outstanding publicly traded warrants. Warrants that are not exercised by April 12, 1999 will be redeemed by the Company at 10 cents per warrant on April 19, 1999. The Company hereby incorporates by reference the contents of the news release announcing the warrant redemption.

Item 7.  Exhibits.
         --------

          99.1 Press Release dated March 8, 1999 announcing the Company's Partnership with Fresenius AG.

          99.2 Press Release dated March 16, 1999 announcing the FDA's Approval of the Prosorba Column for use in Rheumatoid Arthritis.

          99.3 Press Release dated March 17, 1999 announcing the Company's Redemption of Publicly Traded Warrants.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              CYPRESS BIOSCIENCE, INC.


Dated:  March 22, 1999        By: /s/ JAY D. KRANZLER
                                 ------------------------------------
                                 Jay D. Kranzler
                                 Chief Executive Officer, Chief
                                 Financial Officer and Chairman of the
                                 Board






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                               INDEX TO EXHIBITS
                               -----------------

       99.1 Press Release dated March 8, 1999 announcing the Company's Partnership with Fresenius AG.

       99.2 Press Release dated March 16, 1999 announcing the FDA's Approval of the Prosorba Column for use in Rheumatoid Arthritis.

       99.3 Press Release dated March 17, 1999 announcing the Company's Redemption of Publicly Traded Warrants.





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